SUMMARY PROSPECTUS

Lord Abbett Diversification Shares (LADS)

Lord Abbett Diversification Shares: Enhanced Municipal Yield Completion Fund

DECEMBER 1, 2024

CLASS/TICKER
LADS: ENHANCED MUNICIPAL YIELD COMPLETION FUND	LAEMX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated December 1, 2024 as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income exempt from U.S. federal income tax.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees that are not reflected in the table and example below. Shares of the Fund are available only to separately managed account clients where Lord, Abbett & Co. LLC (“Lord Abbett”) has an agreement with the separately managed account program sponsor, or directly with the client, to provide advisory and administrative and other similar services for compensation. Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the separately managed account program level.

Shareholder Fees (Fees paid directly from your investment)

None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	LADS: Enhanced Municipal Yield Completion Fund
Management Fees(1)	0.00%
Other Expenses	3.40%
Interest Expenses	0.00%
Total Other Expenses	3.40%
Fee Waiver and/or Reimbursement(2)	(3.40)%
Total Annual Fund Operating Expenses(2)	0.00%

(1)The Fund does not pay a management fee to Lord Abbett under the management agreement between the Trust and Lord Abbett. Shares of the Fund are available only to separately managed account clients where Lord Abbett has an agreement with the separately managed account program sponsor, or directly with the client, to provide advisory and administrative and other similar services for compensation. Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the separately managed account program level. Participants in a separately managed account program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(2) Lord Abbett has contractually agreed to waive all fees and to bear and/or reimburse all expenses of the Fund, including organizational and offering expenses, but excluding acquired fund fees and expenses, brokerage fees and commissions and other portfolio transaction expenses, investment-related expenses including, but not limited to costs of borrowing money and other leveraging methods, interest-related expenses, taxes, governmental fees, expenses related to litigation and potential litigation, and extraordinary expenses. This agreement will continue in effect, unless sooner terminated by the Trust's Board of Trustees, for so long as Lord Abbett serves as the investment adviser to the Fund pursuant to the management agreement between Lord Abbett and the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not include any fees paid at the separately managed account program level. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
LADS: Enhanced Municipal Yield Completion Fund	$0	$0

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from April 9, 2024 (commencement of operations) to July 31, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from U.S. federal income tax. These municipal bonds and other securities in which the Fund may invest may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

Although the Fund may invest in municipal bonds in any rating category, under normal conditions, the Fund expects to invest a majority of its net assets in municipal bonds rated BBB+/Baa1 or lower (at the time of purchase), or an equivalent short-term rating, as applicable, by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality, with a particular emphasis on lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase), or an equivalent short-term rating, as applicable, by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest without limitation in unrated municipal bonds, which may constitute a significant portion of the Fund’s portfolio.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Variable rate demand notes are floating rate municipal bonds with a longer maturity that offer both a periodic coupon reset and a 1- or 7-day demand feature, or put option, that allows investors to periodically put the security back to the financial intermediary at par. The Fund may invest in both insured and uninsured municipal bonds. The Fund also may invest in zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds.

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

The Fund may invest up to 50% of its net assets in private activity bonds (commonly referred to as “AMT paper”), which are a type of municipal bond that pays interest that is subject to AMT. There is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service as taxable. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax exempt securities and securities issued by the U.S. Government or its agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. The Fund may invest without limitation in securities of issuers located in a single state, territory, municipality, or region.

The Fund may invest up to 50% of its net assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The Fund may invest in individual securities of any maturity or duration. Normally, the Fund seeks to maintain a dollar-weighted average maturity of between five and twelve years.

The Fund’s portfolio management team focuses on credit risk analysis, tax exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons.

The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• New Fund Risk: The Fund was recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

• Completion Fund Risk: An investment in this Fund is not designed to be a complete investment program or a standalone investment. It is intended to be a component of a broader investment program for whose use the Fund is exclusively designed. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Below Investment Grade Municipal Bond Risk: Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but have greater price fluctuations and a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates.

• Credit Risk: Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory, or possession. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

• Extension Risk: Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond, making it more sensitive to changes in interest rates reducing the bond’s value.

• Governmental Risk: Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states or territories in which the Fund’s investments are issued.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• State and Territory Risk: From time to time, the Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), municipality, or region. As a result, adverse economic, political, and regulatory conditions affecting a single state, territory, municipality, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) can disproportionately affect the Fund’s performance.

• Taxability Risk: There is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax- exempt income. In addition, the Fund may invest up to 50% of its net assets in municipal bonds the interest on which may be subject to AMT and invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax. The income from private activity bonds is an item of tax preference for purposes of AMT, which may cause the income to be taxable to you. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

of capital gain distributions to you, and/or decrease the amount available for distribution to you as exempt-interest dividends.

• Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risk: Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Fund may not receive any return on its investment.

An investment in zero coupon and deferred interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources including the sale of Fund shares.

• Inverse Floater Risk: The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund was recently organized and has not completed a full calendar year of performance since it commenced operations on April 9, 2024. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Gregory M. Shuman, Partner and Portfolio Manager	2024
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2024
Thomas J. Raleigh, Portfolio Manager	2024

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where Lord Abbett has an agreement with the managed account program sponsor (the “Program Sponsor”), or directly with the client, to provide advisory and administrative and other similar services for compensation to the managed account (each a “Program Account”).

The Fund does not impose any maximum or minimum investment requirements. Minimum or maximum investment amounts may be imposed by a Program Sponsor.

Redemption orders are made based on instructions from Lord Abbett or your Program Sponsor to the broker/dealer who executes trades for your Program Account. Shares of the Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange is open.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to U.S. federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – LADS: Enhanced Municipal Yield Completion Fund

Investment Company Act File Number: 811-10371

EMYC-7SUM (12/24)